ZEO STRATEGIC INCOME FUND

CLASS I SHARES:  ZEOIX

A series of Northern Lights Fund Trust

Supplement dated May 15, 2012

to the Prospectus dated May 9, 2011

Effective March 2012, Bradford Cook has been added as an Associate Portfolio Manager and Director of Credit Research of the Zeo Strategic Income Fund (the “Fund”) and is, together with Venkatesh Reddy, primarily responsible for the day-to-day management of the Fund.  The investment objectives, principal investment strategies and principal risks of the Fund have not changed.

The following replaces the information in the section titled “Portfolio Manager” and “Purchase and Sale of Fund Shares” on page 4 of the Prospectus:

Portfolio Manager: Venkatesh Reddy, founder of Zeo Capital Advisors, LLC, has been the Fund's lead portfolio manager since it commenced operations in 2011.  Bradford Cook, Associate Portfolio Manager and Director of Credit Research of the Adviser, became associate portfolio manager of the Fund in March 2012.

Purchase and Sale of Fund Shares:  The minimum initial investment in Class I shares is $250,000 for all account types except for IRAs where the minimum initial investment is $50,000 and the minimum subsequent investment for all accounts is $1,000.  You may purchase and redeem shares of the Fund on any day that the New York Stock Exchange is open.  Redemption requests may be made in writing, by telephone, or through a financial intermediary and will be paid by ACH, check or wire transfer.

The following is included in the section titled “Portfolio Manager” on page 12 of the Prospectus:

Associate Portfolio Manager/Director of Credit Research

Bradford Cook.   Mr. Cook joined Zeo Capital Advisors in 2012.  Prior to joining Zeo, Mr. Cook was head of convertible strategies at Sterne Agee Group, Inc. from November 2010 to March 2012 and head of credit research in the convertible bond group at Thomas Weisel Partners LLC from July 2006 to June 2008.  In both roles, Mr. Cook focused on fundamental investments in corporate debt with an emphasis on company value and capital structure. Previously, he was the senior credit analyst at Descartes Capital LLC, a $300 million hedge fund focused on high yield and convertible debt, and a high yield analyst for Oaktree Capital Management Ltd., a top-tier European high yield bond and mezzanine fund based in London. Mr. Cook began his career with PricewaterhouseCoopers as a Canadian Chartered Accountant in Vancouver with a focus on audit and bankruptcy before joining their London-based corporate finance group. Mr. Cook earned a B.Com. from the University of Calgary.

The following is included in the section titled “Minimum and Additional Investment Amounts” on page 14 of the Prospectus:

The minimum initial investment in Class I shares is $250,000 for all account types except for IRAs where the minimum initial investment is $50,000 and the minimum subsequent investment for all accounts is $1,000.  There is no minimum investment requirement when you are buying shares by reinvesting dividends and distributions from the Fund.  The Fund reserves the right to waive any investment minimum requirement from time to time at its sole discretion.

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The Statement of Additional Information provides additional information about the portfolio managers’ compensation, other accounts managed, and ownership of Fund shares.

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You should read this Supplement in conjunction with the Prospectus and the Statement of Additional Information dated May 9, 2011, as updated May 15, 2012 which provides information that you should know about the Fund before investing. These documents are available upon request and without charge by calling the Funds toll-free at 1-855-ZEO-FUND.

Please retain this Supplement for future reference.

ZEO STRATEGIC INCOME FUND

CLASS I SHARES:  ZEOIX

A series of Northern Lights Fund Trust

Supplement dated May 15, 2012

to the Statement of Additional Information (“SAI”) dated May 9, 2011

Effective March 2012, Bradford Cook has been added as an Associate Portfolio Manager and Director of Credit Research of the Zeo Strategic Income Fund (the “Fund”) and is, together with Venkatesh Reddy, primarily responsible for the day-to-day management of the Fund.  The investment objectives, principal investment strategies and principal risks of the Fund have not changed.

The following replaces the information in the section titled “Portfolio Manager” on pages 52 and 53 of the SAI:

PORTFOLIO MANAGERS

Venkatesh Reddy serves as lead portfolio manager and Bradford Cook serves as associate portfolio manager for the Fund and, as such, are primarily responsible for making all investment decisions of the Funds.  As of April 1, 2012, each Portfolio Manager was responsible for the management of the following types of accounts:

Portfolio Manager	Registered Investment Company Accounts	Assets Managed (in millions)	Pooled Investment Vehicle Accounts	Assets Managed	Other Accounts	Assets Managed (in millions)
Venkatesh Reddy	1	$32.8	0	N/A	10	$42.5
Bradford Cook	0	0	0	0	0	0

Conflicts of Interest

As indicated in the table above, a portfolio manager at the Adviser may manage numerous accounts for multiple clients.  These accounts may include registered investment companies, other types of pooled accounts (e.g., collective investment funds), and separate accounts (i.e., accounts managed on behalf of individuals or public or private institutions).  Each portfolio manager makes investment decisions for each account based on the investment objectives and policies and other relevant investment considerations applicable to that portfolio.

When a portfolio manager has responsibility for managing more than one account, potential conflicts of interest may arise.  Those conflicts could include preferential treatment of one account over others in terms of allocation of resources or of investment opportunities. For instance, the Adviser may receive fees from certain accounts that are higher than the fee it receives from the Fund, or it may receive a performance-based fee on certain accounts. In those instances, a portfolio manager may have an incentive to favor the higher and/or performance-based fee accounts over the Fund.  The Adviser has adopted policies and procedures designed to address these potential material conflicts. For instance, portfolio managers within the Adviser are normally responsible for all accounts within a certain investment discipline, and do not, absent special circumstances, differentiate among the various accounts when allocating resources.  Additionally, the Adviser utilizes a system for allocating investment opportunities among portfolios that is designed to provide a fair and equitable allocation.

Mr. Reddy receives a salary and may be eligible for a performance-based bonus and a share of the profits, if any. Mr. Cook receives a salary and may be eligible for a performance-based bonus and a share of the profits, if any.

Ownership.

As of April 1, 2012, the Portfolio Manager’s ownership of the Fund was as follows:

Portfolio Manager	Dollar Range of Shares Owned
Venkatesh Reddy	None
Bradford Cook	None

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You should read this Supplement in conjunction with the Prospectus and Statement of Additional Information dated May 9, 2011, as updated May 15, 2012 which provides information that you should know about the Funds before investing. These documents are available upon request and without charge by calling the Funds toll-free at 1-855-ZEO-FUND.

Please retain this Supplement for future reference.